 Investor Presentation2018

 This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events.Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the Company’s control, that could cause actual results to differ materially from management’s expectations include the risk that the recently completed nora acquisition will not perform as expected, as well as the matters discussed under the heading “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q for the period ended July 1, 2018 and its most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which discussions are hereby incorporated by reference. Forward-looking statements speak only as of the date made. Forward-looking statements in this presentation include, without limitation, the information set forth on the slide titled “Growth and Value Creation Strategy”, the section of this presentation titled “Growth and Value Creation” and the slide titled “Targets”. Other forward-looking statements can be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “project,” “estimate,” “target,” and similar expressions. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements.  Forward Looking Statements

 Investment Highlights: Who We Are  leadingglobal provider of commercial flooring solutions  most valuable brand in the flooring category  strongest global sales & marketing capabilities  global manufacturing footprint and industry-leading gross margins  engaged, customer-centric culture, focused on performance and galvanized around our sustainability mission

Interface®

# Growth and Value Creation Strategy

## Interface's vision is to become the world's most valuable interior products & services company

| Grow the Core Carpet Tile Business | Build a Resilient Flooring Business | Execute Supply Chain Productivity | Optimize SG&A Resources |
|---|---|---|---|

**Lead a World-Changing Sustainability Movement Centered Around Mission Zero and Climate Take Back.**

mission Ø® | CLIMATE TAKE BACK™

page 4

 Interface Positioning  InterfacePositioning

 GLOBAL COMMERCIAL FLOORING SEGMENT (in billions)  Source: Management estimates  Leading Global Provider of Flooring Solutions  Interface participates in the $34 Billion Global Commercial Flooring segment We are the global share leader in the $4.4 Billion Carpet Tile segment which continues to take share from broadloom We entered the high growth $2.4 Billion LVT segment, expanding our served customer base by 50% We entered the Rubber flooring segment with our acquisition of nora, the category leader in the $0.9 Billion Rubber segment  $9.8B  $9.8  $5.1  $2.3  $0.9  $1.0  $2.4  $2.4  $5.6  $4.4

 GLOBAL COMMERCIAL FLOORING: SEGMENT SIZE vs FORECAST GROWTH and GROSS MARGIN  Participating in Attractive Commercial Flooring Segments  Interface serves growing segments of hard and soft surface with the highest margins  Source: Management estimates

 GLOBAL CARPET TILE SEGMENT BY CHANNEL  Premium Player in the Specified Channel  Interface competes on design, sustainability and innovation, commanding a premium price point and industry leading marginsInterface is the share leader in the specified and end user channels of commercial carpet tile which are highly influenced by Architects & Designers  INTERFACE GLOBAL SHARE OF CARPET TILE PRICE CATEGORIES  Source: Management estimates  Other

# Attractive Product Portfolio

## Carpet Tile

- Biomimicry-inspired random design (i2)
- High recycled content
- No glue installation (TacTiles®)
- Carbon neutral (Carbon Neutral Floors™)
- Faster, more profitable installation for contractors
- Easily recycled (ReEntry® program)

## Luxury Vinyl Tile (LVT)

- Creative design freedom
- Complements and enhances our carpet tile portfolio
  - No transition strips needed
  - Same sizes as our carpet tiles
- High acoustic value (Sound Choice™ backing)
- Carbon neutral (Carbon Neutral Floors™)

## Rubber

- norament® - sheet rubber
- noraplan® - modular rubber tiles
- Ideal for hygienic, safe flooring applications
- Strong chemical resistance
- Extremely durable







page 9

 Benefits of ModularCreative design freedomNo glue, no padLower cost to changeProduces less wasteFaster, more profitable installation for contractorsEasier to reconfigure and maintainSelective replacement  Modular Product Offering

# Global Sales and Manufacturing Platform

- Sales in over 110 countries
- 1,100 sales & marketing professionals
- Global account management
- Seven manufacturing locations on four continents
- Global supply chain management
- Unique blend of efficiency and customization


AMERICAS
55%
of Net Sales
EMEA
30%
of Net Sales
ASIA-PACIFC
15%
of Net Sales
Carpet Tile Manufacturing Facility
Rubber Manufacturing/Distribution Facility
Showroom Location

*Note: Figures represent proforma FYE 2017 for Interface and nora combined*

page 11

# Diversified Customer Verticals

Interface


BILLINGS BY SEGMENT
47%
53%
Office
Non-Office

*Note: Figures represent proforma FYE 2017 for Interface and nora combined*

**CORPORATE OFFICE**
- Highest penetration of carpet tile vs broadloom
- Global Account management
- Emerging market penetration



**EDUCATION**
- K-12 and higher education
- Second highest penetration of carpet tile vs broadloom
- Second largest market for rubber



**HOSPITALITY**
- Guest rooms, corridors and public spaces
- Named the brand standard or alternate at Hilton, Marriott, IGH and Choice Hotels properties



**HEALTHCARE**
- Hospitals, MOB, Assisted Living and Senior Living
- Largest rubber market based on hygienic properties, chemical resistance and durability



**RETAIL**
- Retail and bank branches
- Significant opportunity for broadloom conversion
- High penetration of LVT



page 12

 Growth andValue Creation

# Growth and Value Creation Strategy

Interface®

## Interface's vision is to become the world's most valuable interior products & services company

| Grow the Core Carpet Tile Business | Build a Resilient Flooring Business | Execute Supply Chain Productivity | Optimize SG&A Resources |
|---|---|---|---|

**Lead a World-Changing Sustainability Movement Centered Around Mission Zero and Climate Take Back.**

mission Ø® | CLIMATE TAKE BACK™

page 14

# Grow the Core Carpet Tile Business

Interface®

- Enhance salesforce productivity – Execute on selling system transformation including reorganization, training and technology tools
- Elevate and grow segments – Drive growth in priority segments including Corporate Office, Hospitality, Living and Education
- Optimize product portfolio – Expand our portfolio to increase the addressable market
- Lead the market in design and innovation – Continue to introduce innovative new products that energize and inspire
- Continue to develop brand love, commanding the strongest Net Promoter Score among A&D and End Users page 15

 Build a Resilient Flooring Business    Continue penetrating the high growth LVT segment, building on successful global LVT launchIntegrate nora® rubber flooring into our product portfolioLeverage innovation pipelineExpand global participationStrategically expand product portfolio

 Resilient Flooring: nora Acquisition  nora is a leading global manufacturer of commercial rubber floorcovering systems for healthcare, education, life sciences, public buildings and other end markets

 GLOBAL COMMERCIAL FLOORING: SEGMENT SIZE vs FORECAST GROWTH and GROSS MARGIN  Source: Management estimates  nora is a Global Leader in Performance Flooring  nora is the leader in the nearly $1B rubber flooring category of the $34B global commercial flooring industryRubber flooring is ideal for applications that require hygienic, safe flooring with strong chemical resistance, and it is extremely durable compared to other flooring alternatives

# Who is nora

- Sales of €229M in 2017
- Founded in 1938
- Headquartered in Weinheim, Germany with 15 offices worldwide
- One manufacturing facility in Weinheim with capacity for growth
- Warehouses in Weinheim, Salem, NH and Shanghai, China
- 1,100 employees worldwide
- Experienced, direct sales force focused on specified market and generating sales in more than 80 countries
- Premium brand recognition focused on products with superior performance and design:
  - norament® - sheet rubber
  - noraplan® - modular rubber tiles
  - Flooring related products – stair treads, inlays, accessories

SALES BY REGION


Emerging Markets
Shoe
7%
4%
China
10%
37%
North America
Germany
20%
22%
Europe

SALES BY SEGMENT


Other
13%
Transportation
9%
29%
Healthcare
Public Buildings
11%
15%
23%
Industry
Education

*Figures represent FY 2017*

page 19

 Interface and nora Together  *  *  *  *  *  *    +  *  *  *  Americas  EMEA  APAC  Americas  EMEA  APAC    *  *  *  Note: Figures represent proforma FYE 2017 for Interface and nora combined   Geographic Reach  Segmentation

 Execute Supply Chain Productivity    Execute Troup Co. Optimization plan which we expect to yield annualized savings of $30MImplement a dynamic yarn strategyContinue to deliver on productivity pipeline initiativesFinalize global ERP system execution down to the factory floor

 Optimize SG&A Resources    Repurpose spend toward growth initiatives and the highest ROIStage gating of key investments Leverage Interface’s purpose-driven culture

 Purpose-DrivenCultureGalvanizedAround aCommonSustainability Mission   GLOBESCAN SUSTAINABILITY SURVEY – 20 YEAR HISTORY  Unilever  Patagonia  Interface  IKEA  Tesla  Natura  M&S  Nestle

 We commit to running our business in a way that creates a climate fit for life – and we call on others to do the same.We expect to demonstrate that industry can operate with carbon negative business models. As a first step, we are the first global flooring manufacturer to offer carbon neutral carpet tile and LVT across our entire product range.  Purpose-Driven Companies Outperform their Peer Sets  ENERGY USE  43%  RENEWABLE ENERGY  88%  GHG EMISSIONS  96%  WASTE TO LANDFILL  91%  WATER INTAKE  88%  RECYCLED & BIOBASED MATERIALS  58%  PRODUCT CARBON FOOTPRINT  66%                Reduction versus 1996 Baseline  CLIMATE TAKE BACK

# Moving Toward a Carbon Negative Business Model

- We've reduced the average carbon footprint of our carpet by 66% since we began this journey.

UNITED STATES MANUFACTURED CARPET TILE CARBON FOOTPRINT

Cradle-to-Gate, from raw material extraction through manufacturing



4.4
6.5
6.6
9.5
10.6
12.1
12.3
12.4
14.3
14.6
15.3
17.3
17.5
18.6
19.1
20.0
Interface Americas GasBacRE
Milliken Aquafil on Underscore
Interface Americas GlasBac
Milliken N6 on recycled polyurethane cusion
Tandus Ethos
Shaw Ecoworx EcoSolution Q
Bentley Affirma
Tandus ER3
Shaw Ecoworx Solution Q or Extreme Solution Q
Mannington rEvolve
Mannington Infinity
Mannington Infinity RE
Milliken Digital Dye Injected on Underscore
Mohawk ICT
Millikan Digital Dye Injected on ES ComfortPlus
Mohawk NXT

*Footprint values are taken from publicly available third party verified Environmental Product Declarations. Although Environmental Product Declarations generally have limited comparability, the characterization factor for each product's carbon footprint is the same across all of these Environmental Product Declarations. This data is geographically limited to United States manufacturing and the above metrics do not compare any product outside of the United States.*

## Proof Positive Carpet Tile Prototype

It is possible to make a product with the potential to reverse global warming.



7 kg
VS
$CO_2$
2 kg

Interface®

FinancialPerformance

 Grow Revenue at 2x the IndustryBuild Industry Leading Gross Margins Manage SG&A Spend While Investing in Our Brand & Growth DriversEPS Growth 2x – 2.5x Revenue Growth  Targets

 GAAP Financial Results

 Adjusted Financial Results*  * See Appendix for a reconciliation on Non-GAAP figures

 Revenue Growth  YTD ORGANIC SALES*($ in millions)    Q3 ORGANIC SALES*($ in millions)  Organic Sales were up 9% in the third quarter and up 9% year-to-date    9% Growth  * See Appendix for a reconciliation on Non-GAAP figures    9% Growth

 Adjusted EBITDA Growth  YTD ADJUSTED EBITDA*($ in millions)    Q3 ADJUSTED EBITDA*($ in millions)  Adjusted EBITDA was up 24% in the third quarter and up 18% year-to-date    18% Growth  * See Appendix for a reconciliation on Non-GAAP figures    24% Growth

 Adjusted Earnings Per Share  ADJUSTED EARNINGS PER SHARE*(Adjusted Diluted Earnings Per Share)  Our value creation strategy is generating double digit Adjusted EPS growth    16% CAGR  * See Appendix for a reconciliation on Non-GAAP figures

 ENDING CASH BALANCE($ in millions)  TOTAL DEBT($ in millions)  ADJUSTED EBITDA*($ in millions)  NET DEBT* / ADJUSTED EBITDA*  Key Figures  * See Appendix for a reconciliation on Non-GAAP figures

 Investment Highlights: Who We Are  leadingglobal provider of commercial flooring solutions  most valuable brand in the flooring category  strongest global sales & marketing capabilities  global manufacturing footprint and industry-leading gross margins  engaged, customer-centric culture, focused on performance and galvanized around our sustainability mission

 Appendix  Appendix

 Commercial Flooring represents an estimated $34 Billion segment with growth aligned to GDP expansion. Approximately 20% of hard surface volume is in the high growth resilient category, which includes LVT.Carpet Tile represents approximately 13% of global commercial flooring with continued growth above segment rates as it takes share from broadloom and hard surface.  Global Commercial Flooring Segment  Source: Management estimates  GLOBAL COMMERCIAL FLOORING

 Global Commercial Flooring Segment  Carpet tile has captured a large share of soft surface flooring in the office and education segments.Other vertical segments represent growth opportunities for carpet tile, particularly hospitality and “living.”The strongest segments for LVT are multi-residential, office and retail.The strongest segments for Rubber are healthcare, education, industrial and transportation.  GLOBAL COMMERCIAL FLOORING  Source: Management estimates  Carpet Tile  Broadloom  LVT  Other Hard Surface

 Global Commercial Flooring Segment  An estimated 70% of the carpet tile segment is highly influenced by A&D and End Users.Dealers influence more commodity portions of demand.  Source: Management estimates  GLOBAL CARPET TILE  Specified  Dealer/Trade  End User

     New Build  Renovation  Source: Management estimates  An estimated 75% of carpet tile demand is driven by renovation versus new build.  Global Carpet Tile Segment  GLOBAL CARPET TILE

 Appendix: Reconciliation of Non-GAAP Figures

 Appendix: Reconciliation of Non-GAAP Figures